SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential. For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                     --------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                                       ---
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration No.:

         (3) Filing Party:

         (4) Date Filed:

         Notes:

May 2, 2005




To Our Stockholders:

         You are cordially invited to attend the 2005 Annual Meeting of the Stockholders of Performance Technologies, Incorporated at the Monroe Golf Club, located at 155 Golf Avenue, Pittsford, New York on Thursday, June 2 at 10 a.m. local time.

         The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. The Company's 2004 Annual Report, which is contained in this package, sets forth important financial information concerning the Company.

         A brief report will be made at the meeting of the highlights for the year 2004, and there will be an opportunity for questions of general interest to the stockholders.

         We sincerely hope you will be able to attend the Annual Meeting, but if you cannot do so, it is important that your shares be represented. Please sign, date and return the proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. For some stockholders, information regarding telephone and Internet voting is included in the proxy card instructions.

         On behalf of the officers and directors, I wish to thank you for your interest in the Company and your confidence in its future.



                                         Very truly yours,

                                         /s/ John M. Slusser

                                         John M. Slusser
                                         Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 2, 2005


   The Annual Meeting of Stockholders (the "Meeting") of PERFORMANCE TECHNOLOGIES, INCORPORATED (the "Company") will be held at the Monroe Golf Club, located at 155 Golf Avenue, Pittsford, New York 14534 on Thursday, June 2, 2005 at 10 a.m., local time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

   1. To elect three nominees to the Board of Directors of the Company for a three-year term.

   2. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

   3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on April 4, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

   A Proxy Statement and Proxy Card are enclosed.



                                         By Order of the Board of Directors,

                                         /s/ Stuart B. Meisenzahl

                                         Stuart B. Meisenzahl
                                         Secretary to the Board

Dated at Rochester, New York
May 2, 2005


YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD. FOR SOME STOCKHOLDERS, INFORMATION REGARDING TELEPHONE AND INTERNET VOTING IS INCLUDED IN THE PROXY CARD INSTRUCTIONS.

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                             205 Indigo Creek Drive
                            Rochester, New York 14626

                                                                     May 2, 2005

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 2005

                               GENERAL INFORMATION

        This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of PERFORMANCE TECHNOLOGIES, INCORPORATED (the "Company") to be used at the Annual Meeting of Stockholders of the Company, which will be held on Thursday, June 2, 2005 (the "Meeting"), and at any adjournments thereof. This proxy statement and accompanying form of proxy are first being mailed to stockholders on or about May 2, 2005. The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing a written revocation or a duly executed proxy bearing a later date with the Secretary prior to the Meeting. A stockholder may also revoke his or her proxy in person at the Meeting. Unless authority to vote for one or more of the director nominees is specifically withheld, a signed proxy will be voted FOR the election of the director nominees named herein and, unless otherwise indicated, FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

         The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies personally, by telephone, e-mail, telegraph or facsimile transmission. The Company has requested persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

                                 VOTES REQUIRED

         Stockholders may vote by mail, telephone or the Internet. For some stockholders, information regarding telephone and Internet voting is included in the proxy card instructions. The total outstanding shares of capital stock of the Company as of April 4, 2005, the record date for the Meeting (the "Record Date"), consisted of 12,852,679 shares of Common Stock, par value $.01 per share (the "Common Stock"). Only holders of Common Stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock registered in his or her name. A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

         Pursuant to the provisions of the Delaware General Corporation Law, directors shall be elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election, although such shares would be counted as present for purposes of determining the existence of a quorum. Similarly, any broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others in the absence of instructions from the beneficial owner) are not considered to be votes cast and therefore would have no effect on the outcome of the election of directors, although they would be counted for quorum purposes.

         The affirmative vote of a majority of the votes cast is required to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005. Abstentions and any broker non-votes are not considered to be votes cast and therefore would have no effect on the outcome of this proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table, with notes thereto, sets forth as of April 4, 2005 certain information regarding the Common Stock held by (i) the persons known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated immediately beneath the beneficial owner's name, the address of each beneficial owner listed in the table below is c/o Performance Technologies, Incorporated, 205 Indigo Creek Drive, Rochester, New York 14626.

                                             Shares Beneficially Owned
                                             -------------------------
         Name of Beneficial          Amount and Nature
               Owner              of Beneficial Ownership   Percent of Class (1)

FMR Corp.                              1,558,700(2)               12.1%
  82 Devonshire Street,
  Boston, MA  02109

Bank of America Corporation            1,203,096(3)                9.4%
  100 North Tryon St., Floor 25,
  Bank of America Corporate Center,
  Charlotte, NC  28255

Charles E. Maginness                     637,860(4)                5.0%
John M. Slusser                          388,511(5)                3.0%
Donald L. Turrell                        317,352(6)                2.5%
William E. Mahuson                       248,460(7)                1.9%
Bernard Kozel                            224,144(8)                1.7%
Dorrance W. Lamb                         195,289(9)                1.5%
John J. Grana                            143,550(10)               1.1%
John J. Peters                           123,602(11)                 *
Stuart B. Meisenzahl                      43,250(12)                 *
Robert L. Tillman                         31,667(13)                 *
E. Mark Rajkowski                         20,350(14)                 *

All Directors and Officers as a Group
 (11 persons)                          2,374,035(15)              18.5%
-------------------------
* Less than 1%.

(1) Percentage based upon 12,852,679 shares of Common Stock outstanding as of April 4, 2005.

(2) The following information is derived from Amendment No. 8 to Schedule 13G dated February 14, 2005 filed by FMR Corp. Fidelity Management & Research Company ("FMRC"), a wholly-owned subsidiary of FMR Corp, is the beneficial owner of 1,558,700 shares as a result of acting as investment advisor to various investment companies. The ownership of one investment company, FA Value Strategies Fund, amounted to 1,223,100 shares. Edward
        C. Johnson 3d, FMR Corp., through its control of Fidelity, and the various Fidelity Funds each has sole power to dispose of the 1,558,700 shares owned by the Fidelity Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(3) The following information is derived from Amendment No. 5 to Schedule 13G dated February 11, 2005 filed by Bank of America Corporation. Fleet National Bank, Columbia Management Group, Inc. and Columbia Management Advisors, Inc. are the listed subsidiaries which acquired the security being reported by the parent holding company. Bank of America Corporation has shared dispositive power over 1,203,096 shares and shared power to vote or to direct the voting of 1,178,248 shares. Fleet National Bank has shared dispositive power over 1,005,600 shares, sole dispositive power over 197,496 shares with sole power to vote or direct the voting of 179,848 shares and shared voting power over 998,400 shares. Columbia Management Group, Inc. has shared dispositive power over 1,005,600 shares and shared voting power over 998,400 shares. Columbia Management Advisors, Inc. has sole dispositive power over 1,005,600 shares and sole voting power over 998,400 shares.

(4) Includes (a) 40,000 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 93,247 shares of Common Stock owned of record by Mr. Maginness' wife. Mr. Maginness disclaims beneficial ownership of the shares owned by his wife.

(5) Includes (a) 22,250 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 15,000 shares of Common Stock owned of record by Mr. Slusser as custodian for his minor children living in his household.

(6) Includes (a) 273,350 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 42,502 shares owned jointly by Mr. Turrell and his wife; and (c) 1,500 shares of Common Stock owned of record by Mr. Turrell's wife as custodian for their child. Mr. Turrell disclaims beneficial ownership of the shares owned by his wife as custodian for their child. Excludes 8,750 shares of Common Stock issuable upon exercise of options not yet vested.

(7) Includes 102,500 shares of Common Stock issuable upon exercise of options currently exercisable.

(8) Includes (a) 30,000 shares of Common Stock issuable upon exercise of options currently exercisable and 189,144 shares of Common Stock owned of record by The Kozel Holding Company, LLC, over which Mr. Kozel has voting and investment power.

(9) Includes 145,973 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 6,250 shares of Common Stock issuable upon exercise of options not yet vested.

(10) Includes (a) 141,250 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 150 shares of Common Stock owned of record by Mr. Grana's wife as custodian for their child living in their household. Excludes 5,000 shares of Common Stock issuable upon exercise of options not yet vested.

(11) Includes 121,300 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 6,250 shares of Common Stock issuable upon exercise of stock options not yet vested.

(12) Includes 40,000 shares of Common Stock issuable upon exercise of options currently exercisable.

(13) Includes 20,000 shares of Common Stock issuable upon exercise of options currently exercisable.

(14) Includes 20,000 shares of Common Stock issuable upon exercise of options currently exercisable.

(15) Includes 956,623 shares of Common Stock issuable upon exercise of stock options currently exercisable. Excludes 26,250 shares of Common Stock issuable upon exercise of stock options not yet vested.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes. The Company currently has seven directors, three in one class and two in two classes, a majority of whom are independent under the Nasdaq listing standards. Terms are staggered so that only one class is elected at each Annual Meeting of Stockholders. Each director so elected serves for a three-year term and until his or her successor is elected and qualified, subject to such director's earlier death, resignation or removal.

         The Board of Directors recommends the election of the three nominees named below, each of whom are currently directors of the Company. The Board of Directors does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.

Information about the Directors

         The following table sets forth certain information with respect to the directors of the Company who are being proposed for re-election at the Meeting for a three-year term expiring in 2008.

          PROPOSED FOR ELECTION AS DIRECTORS AT THE 2005 ANNUAL MEETING
                     FOR A THREE-YEAR TERM EXPIRING IN 2008
                                                                        Director
                              Name and Background                        Since

Bernard  Kozel, age 83, has served as a director of the Company since
1983. He is the former Chairman of the Board of J. Kozel & Son, a          1983
Rochester, New York-based structural steel company. He is President of K.G. Capital Corporation.

Charles E. Maginness, age 72, served as Chairman of the Board from
1986 to 2001 and served as Chief Executive Officer of the Company from     1983
1995 to 1997.

E. Mark Rajkowski, age 46, Senior Vice President and Chief Financial
Officer of MeadWestvaco Corporation, has served as director of the         2003
Company since August 2003. From December 2003 to August 2004, Mr.
Rajkowski was Vice President and General Manager, Worldwide Operations,
Digital Film and Imaging Systems Business, Eastman Kodak Company. From
January 2003 to December 2003, he held the position of Chief Operating
Officer of Kodak's Digital and Applied Imaging Division. From 2001 to
2003, he held the position of Vice President of Finance for Eastman
Kodak and from 1998 until 2001, he held the position of Corporate
Controller for Eastman Kodak.





        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1

         The following table sets forth certain information with respect to each director of the Company whose term in office does not expire at the Meeting.

                       DIRECTORS WHOSE TERMS DO NOT EXPIRE
                           AT THE 2005 ANNUAL MEETING
                                                                        Director
                         Name and Background                              Since

Stuart B. Meisenzahl, age 63, has served as a director of the Company
since 2001. He is a former partner in the law firm of Harter, Secrest &    2001
Emery LLP, general counsel to the Company. He was affiliated with the firm for 36 years, retiring in 1999, and he practiced principally in the areas of federal securities law and biotechnology licensing.
Following his retirement, Mr. Meisenzahl has acted as a business consultant to a number of biotechnology companies and is Acting General
Counsel to Vaccinex, Inc., a biotechnology company in Rochester, New
York. In addition, he has served as director or trustee of a number of charitable organizations in Rochester, New York.

John M. Slusser, age 52, a founder of the Company, has served as
Chairman of the Board since June 2001, as a director since the Company's   1981
inception in 1981 and as the Company's Chief Strategic Officer since
January 2003. From 1981 through 1995, he held various positions within the Company, including President and Chief Executive Officer. From 1995 until 2000, he served as Chairman of the Board of InformationView
Solutions Corporation and from 1995 to 1999 he served as that company's
Chief Executive Officer. Since 2000, he has served as President of Radio
Daze LLC.

Robert L. Tillman, age 57, is an independent business consultant. From
2000 to 2002, he served as General Manager in Intel's Embedded Intel       2003
Architecture Division, where he was responsible for the operations of Ziatech Corporation. From 1997 to 2000 he held the position of President of Ziatech Corporation.

Donald L. Turrell, age 57, has served as Chief Executive Officer of the
Company since 1997, and President and Chief Operating Officer since 1995. 1995 From 1985 to 1990, he held the position of Vice President of Sales and Marketing and, from 1990 to 1993, he held the position of Vice President and General Manager of the Workstation Products business unit. From 1993 to 1995, he held the position of President of the Company's Performance Computer business unit. From 1977 to 1984, Mr. Turrell held various positions with Rochester Instrument Systems, including Sales Manager,
Product Marketing Manager, Vice President of Sales and Vice President of Marketing.

Committees of the Board of Directors

         The Board has a Compensation Committee to evaluate executive compensation and to determine grants pursuant to the Company's stock-based incentive plans. Messrs. Maginness, Meisenzahl, and Tillman currently comprise the Compensation Committee. All members of the Compensation Committee qualify as being "independent" under the independence standards of the Nasdaq listing standards. For purposes of complying with Securities Exchange Act Rule 16b-3, the Company has at least two non-employee directors administer its stock-based incentive plans.

         The Board has an Audit Committee for the purpose of reviewing the Company's financial reporting procedures. Messrs. Meisenzahl, Rajkowski and Tillman currently comprise the Audit Committee. The updated written charter for the Audit Committee, which was adopted by the Board of Directors, more specifically sets forth the duties of the Audit Committee and is attached as Appendix A. All of the members of the Audit Committee have the required "financial literacy" and qualify as being "independent" under the independence standards of the Nasdaq listing standards and applicable SEC rules. In addition, the Board has determined that Mr. Rajkowski qualifies as an "audit committee financial expert" under applicable SEC rules.

         The Board of Directors has a Nominating Committee to identify potential new directors. The Nominating Committee has a written charter, which is available in the Investors section of the Company's Web site at www.pt.com and it sets forth the duties of the Nominating Committee more specifically. Messrs. Kozel, Maginness and Tillman currently comprise the Nominating Committee. Each member is "independent," as independence for nominating committees is defined under the Nasdaq listing standards.

         The Nominating Committee believes that candidates for director should have certain minimum qualifications including the ability to read and understand basic financial statements and each should possess the highest personal integrity and ethics.

The Nominating Committee also considers such factors as:

   o possessing relevant expertise to offer advice and guidance to management;
   o having sufficient time to devote to the affairs of the Company;
   o demonstrating excellence in his or her field;
   o having sound business judgment; and
   o having the commitment to rigorously represent the long-term interests of the Company's stockholders.

         New candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company's stockholders. In conducting this assessment, the Nominating Committee considers diversity, maturity, skills, and such other factors, as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

         The Nominating Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Nominating Committee has not received, and therefore has not rejected, a timely director nominee from a stockholder or stockholders holding more than 5% of the Company's voting stock.

         The Nominating Committee will consider director candidates recommended by stockholders. The Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the attention of the Nominating Committee at the address set forth on the cover of this Proxy Statement. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company's stock. In addition, any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

         The Compensation Committee, Audit Committee, and Nominating Committee met five, eight, and one time, respectively, in 2004. The Company's Board of Directors held nine meetings in 2004. All of the directors attended at least 75 percent of the Board of Directors' meetings and committee meetings that required their attendance. As required by the Nasdaq listing standards, it is the policy of the Board of Directors that the independent members of the Board meet regularly at executive sessions at which only independent directors are present. The independent directors select from, among their number, a single director to serve as the presiding director during their executive sessions. The Company believes that it is important for its directors to attend the Annual Meeting of Stockholders and expects them to do so each year, barring unforeseen circumstances. All of the Company's directors attended the 2004 Annual Meeting of Stockholders.

Compensation of Directors

         Members of the Board of Directors who are not employees of the Company receive $1,000 for each meeting attended. Each Board member also receives $15,000 per year if he attends at least 75 percent of the scheduled Board of Director meetings. In addition, each committee member receives $400 for each committee meeting attended. Annual retainers are also paid to committee members acting in various capacities as follows: Audit Committee chairman $5,000, Audit Committee member $2,500; Compensation Committee chairman $2,500, Compensation Committee member $1,250; Nominating Committee chairman $1,500, Nominating Committee member $750; Board Secretary, if non-employee, $1,000; and Board Chairman, if outside Director, $10,000. The Company's 2001 Stock Option Plan currently provides that on the day of the Company's Annual Meeting of Stockholders, each individual elected, reelected or continuing as an Outside Participating Director will automatically receive a non-statutory option for 10,000 shares of Common Stock. The exercise price for these options will be the fair market value of the Company's Common Stock on the date of the option grant. Options vest on the first anniversary of the grant date and expire five years from the date of grant. From time to time, the Company may grant restricted stock or additional options to directors. At the 2004 Annual Meeting of Stockholders, Messrs. Kozel, Maginness, Meisenzahl, Rajkowski, and Tillman each received a non-qualified option to purchase 10,000 shares at an exercise price of $10.06 per share.


                               EXECUTIVE OFFICERS

         The Company is currently served by the following executive officers, who are elected annually by the Board of Directors and serve until their successors are elected and qualify.
                                                                       Executive
                               Name and Background                      Officer
                                                                         Since
John J. Grana, age 49, has served as Vice President, Engineering since
1994. From 1997 to 2000, he held the position of Vice President and       2000
General Manager of the Controller Products Group. From 1994 to 1997, he held the position of Vice President of Software Engineering. From 1990 to 1994, he held the position of Technical Director of the Workstation
Products business unit, and from 1986 to 1990, he served in various engineering positions. Prior to joining the Company, he held various engineering positions with Computer Consoles, Inc. (now a division of Nortel Networks). Mr. Grana holds a BS degree in computer science from Rochester Institute of Technology.

Dorrance W. Lamb, age 57, has served as Chief Financial Officer of the
Company since 1995 and as Vice President of Finance since 1992. Prior     1995
to joining the Company, he was Senior Vice President for Finance and Administration at Infodata Systems, Inc. based in Fairfax, Virginia.
Mr. Lamb is a certified public accountant and holds a BS degree in accounting from Benjamin Franklin University.

William E. Mahuson, age 54, has served as Vice President since 1987.
From 1987 to 1990, he served as Vice President, Engineering and from      1987
1992 to 1995 he served as General Manager of the UconX business unit of the Company. Prior to joining the Company, he held various technical and technical management positions with Computer Consoles, Inc. (now a division of Nortel Networks) and the Xerox Corporation. Mr. Mahuson holds a BS degree in electrical engineering from Rensselaer Polytechnic Institute.

John J. Peters, age 46, has served as Vice President, Engineering since
1994. From 1997 to 2000, he held the position of Vice President of        2000
Development, Network Switching Products. From 1994 to 1997, he held the position of Vice President of Hardware Engineering. From 1990 to 1994, he served as Technical Director of the Hardware Products business unit, and from 1986 to 1990, he served in various engineering positions. Prior to joining the Company, he held various engineering positions with Computer Consoles, Inc. (now a division of Nortel Networks). Mr. Peters holds a BS degree in engineering from the Rochester Institute of Technology.

Donald L. Turrell, age 57, has served as Chief Executive Officer of the
Company since 1997. Further information about Mr. Turrell is set forth    1985
under "DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THE 2005 ANNUAL MEETING" above.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file.

         Based solely on its review of such reports furnished to the Company and written representations from certain reporting persons, the Company believes that the Company's executive officers, directors and more than 10% stockholders timely filed all Section 16(a) reports required to be filed by them during the most recent fiscal year except for one filing. On February 25, 2004, Mr. Maginness reported the sale of 50,000 shares of Common Stock that he sold on February 17, 2004.


Report of the Compensation Committee with Respect to Executive Compensation

         General
         -------

         The Compensation Committee of the Board of Directors is responsible for setting the Company's executive compensation policy. The Committee is currently comprised of three outside directors, Charles E. Maginness, Chairman, Stuart B. Meisenzahl, and Robert L. Tillman, who are not employees of the Company and are not eligible to participate in the Company's executive compensation program. All members of the Committee qualify as being "independent" under the independence standards of the Nasdaq listing standards.

         The Company's executive compensation program is designed to serve the Company's broader strategic goals of profitable growth and the creation of long-term stockholder value. The program is fundamentally a pay-for-performance program designed to:

     o   ensure the Company's ability to attract and retain executives;
     o strongly align the interests of the Company's executives with those of its stockholders; and
     o provide a compensation package that balances individual contributions and overall business results.

         From time to time, the Committee selects, and when it deems appropriate is advised by, an independent executive compensation consultant to assist in evaluating the components of the executive compensation program.

         The three key components of the Company's executive compensation program are base salary, short-term incentive awards (cash bonus) and long-term incentive awards (stock-based awards).

         Base Salary. Annually, the Committee assesses a number of factors in fixing the salary of the Chief Executive Officer, and assesses and approves, a salary plan developed by the Chief Executive Officer for all the Company's executives, none of whom have a written employment agreement with the Company. The salary plan considers a number of factors including the individual's position, job responsibilities and performance.

         Annual Short-term Incentive Awards. The Company's annual short-term incentive awards program is intended to be variable and is directly related to the Company's financial performance. Annual incentive goals are established for the Company's executives and key employees at the beginning of the year. Quarterly incentive goals are established for the Company's employees at the beginning of each quarter during the year. Amounts contributed to these short-term incentive programs directly relate to the Company's financial performance.

         Long-term Incentive Awards. The Committee believes that the Company's long-term incentive awards, which are primarily stock-based compensation, align the interest of the Company's executives and employees with that of the stockholders, as any appreciation in the price of the stock will benefit all stockholders commensurately. Historically, stock-based compensation has primarily been in the form of stock options. Stock options provide executives and employees with the opportunity to purchase Common Stock of the Company, increase their equity in the Company and to share in the appreciation in the value of the stock. Under the Performance Technologies, Incorporated 2001 Stock Option Plan and 2003 Omnibus Incentive Plan, which have been approved by the stockholders, the Committee may grant stock options to the Company's executives and employees. The size of stock option awards has been based primarily on the individual's position, job responsibilities and performance. Stock option awards are granted at an exercise price equal to the market price of the Company's Common Stock on the date of grant and generally vest in up to three years. Stock option awards generally have a term of five years. The actual value of any stock options granted will depend entirely on the extent to which the Company's Common Stock has appreciated in value at the time the options are exercised. This provides an incentive for the executives and employees to create wealth for the stockholders and provides rewards in proportion to the gain received by other stockholders. The Company has not repriced outstanding stock options at any time in the past.

         Annually, the Chief Executive Officer prepares a long-term incentive plan for the Company's executives. The Committee assesses and approves the long-term incentive plan for each executive.


         Executive Officer Compensation
         ------------------------------

         All executive officers received an increase in their base salary in January 2004. Those increases are reflected in the Summary Compensation Table in the Executive Compensation section of this report. The Company did not meet the annual revenue and profitability measurements established in the Short-term Incentive Program, and therefore, no cash incentive bonuses were paid to the Company's executives in 2004. Stock options granted for 2004 were issued to executive officers in April 2004. The individual grants are detailed in the table titled Option Grants in Last Fiscal Year.

         President and Chief Executive Officer
         -------------------------------------

         Mr. Turrell's base salary, short-term incentive and long-term incentive awards are determined by the Compensation Committee based upon the same general factors as those employed by the Compensation Committee for executive officers. Mr. Turrell's base salary for 2004 was $230,000. Mr. Turrell was granted stock options for 35,000 shares in April 2004 as part of his compensation plan.

         During 2005, the Company expects to hire a new President and Chief Executive Officer. The Committee expects to revisit its executive compensation policy as part of this process.

                             Compensation Committee:
                         Charles E. Maginness, Chairman
                              Stuart B. Meisenzahl
                                Robert L. Tillman

Compensation Committee Interlocks and Insider Participation

         The Chief Executive Officer of the Company, Donald L. Turrell, consults with the Compensation Committee and makes recommendations. He participates in discussions with the Compensation Committee but does not vote or otherwise participate in the Compensation Committee's determinations. None of the Company's executive officers have served as a member of a compensation committee of a board of directors of any other entity which has an executive officer serving as a member of the Company's Board of Directors, and there are no other matters regarding interlocks or insider participation that the Company is required to report.

EXECUTIVE COMPENSATION

         Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended December 31, 2004, 2003 and 2002, paid by the Company to those persons who were, during the fiscal year ended December 31, 2004 (i) the Chief Executive Officer of the Company and (ii) the other executive officers of the Company who earned more than $100,000 during the fiscal year ended December 31, 2004 (the "Named Executives"):


                           SUMMARY COMPENSATION TABLE

    Name and                                            Long Term
 Principal Position        Annual Compensation(1)      Compensation
 ------------------        ---------------------       ------------
                                                        Securities
                                                        Underlying   Restricted
                           Year    Salary    Bonus      Options(#)(2)   Stock(3)
                           ----    ------    -----      ----------      -----
Donald L. Turrell          2004   $230,000                35,000
Chief Executive Officer    2003   $219,693  $150,000      50,000        2,900
and  President             2002   $190,772  $ 70,000      35,000

Dorrance W. Lamb           2004   $190,000                25,000
Vice President - Finance   2003   $179,724  $135,000      40,000        2,180
Chief Financial Officer    2002   $153,682  $ 60,000      25,000

William E. Mahuson         2004   $136,250                10,000
Vice President             2003   $129,900  $ 90,000      25,000        1,960
                           2002   $124,459  $ 55,000

John J. Grana              2004   $157,500                17,500
Vice President             2003   $149,885  $ 90,000      25,000        1,740
                           2002   $142,301  $ 50,000      20,000

John J. Peters             2004   $157,500                17,500
Vice President             2003   $149,885  $ 90,000      25,000        1,740
                           2002   $141,652  $ 50,000      25,000

------------------
(1) The Company provides the following perquisites and benefits to certain of its executive officers: Automobile allowances and expenses, 401(k) allowances and life insurance. In each case, the aggregate value of those perquisites and personal benefits does not exceed the lesser of $50,000 or 10% of the executive officer's annual salary and bonus for a given year.
(2) Stock options granted in 2004 were issued to executive officers in April 2004. Stock options granted in 2003 were issued to executive officers in April 2003, while options granted for 2002 were issued to executive officers in March 2002.
(3) Restricted stock was granted to the executive officers in June 2003. The restricted stock was earned and issued in January 2004. The fair market value of the Company's common stock on the date of issuance was $17.50.

Employment Agreements

         The Company does not have employment agreements with any of its executive officers.

Stock Option Grants and Exercises

         The following sets forth information with respect to stock options granted to the Named Executives during the fiscal year ended December 31, 2004 pursuant to the Performance Technologies, Incorporated 2001 Stock Option Plan and the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan.

                          OPTION GRANTS IN LAST FISCAL YEAR

                                   Individual Grants
                                   -----------------
                                                                      Potential Realizable
                    Number of   % of Total                          Value at Assumed Annual
                   Securities     Options                             Rates of Stock Price
                   Underlying   Granted to    Exercise               Appreciation for Option
                     Options   Employees in     Price    Expiration        Term (2)
     Name            Granted    Fiscal Year   ($/Share)     Date       5% ($)     10% ($)
     ----            -------    -----------   ---------    ------      ------     -------
Donald L. Turrell   35,000(1)      5.9%        $18.129     4/9/09     $175,316   $387,371
Dorrance W. Lamb    25,000(1)      4.2%        $18.129     4/9/09     $125,226   $276,694
William E. Mahuson  10,000(1)      1.7%        $18.129     4/9/09     $ 50,090   $110,678
John J. Grana       17,500(1)      3.0%        $18.129     4/9/09     $ 87,658   $193,686
John J. Peters      17,500(1)      3.0%        $18.129     4/9/09     $ 87,658   $193,686

(1) These options originally vested in three annual installments of thirty-three percent, sixty-six percent and one hundred percent per year commencing on the first anniversary of the grant date. On March 25, 2005, the vesting of these options was accelerated to fully vested on that date. Option shares consist of both non-qualified and qualified stock options.
(2) Amounts represent potential gains that could be achieved for the options granted in 2004 based on assumed annual growth rates of 5% and 10% in the price of the Company's Common Stock over the five-year life of the option (which would equal a total increase in stock price of 28% and 61%, respectively). Actual gains, if any, will depend upon market conditions and the Company's future performance and prospects.

         The following table sets forth information with respect to the exercise of stock options by the Named Executives, if any, during the year ended December 31, 2004, and it also sets forth information with respect to status of unexercised stock options as of December 31, 2004.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
                                                      Number of Shares Underlying      Value of Unexercised
                                                         Unexercised Options at      In-The-Money Options at
                                                               FY-End (#)                 FY-End ($) (1)
                                                              -----------                 --------------
                    Shares Acquired        Value
     Name           on Exercise (#)  Realized ($)(2)   Exercisable  Unexercisable   Exercisable   Unexercisable
     ----           ---------------  ---------------   -----------  -------------   -----------   -------------

Donald L. Turrell        11,650         $ 20,972         229,600        77,500        $698,283      $149,000
Dorrance W. Lamb         17,082         $237,541         109,723        57,500        $280,962      $118,000
William E. Mahuson        7,500         $ 37,325          80,000        22,500        $343,868      $ 67,500
John J. Grana            10,000         $149,722         121,250        40,000        $325,993      $ 75,500
John J. Peters                                            95,050        42,500        $227,457      $ 77,500

(1) Represents the difference between the fair market value of the Common Stock as of December 31, 2004 and the exercise price of the option. Options that are not in the-money have been excluded from the computation.
(2) Represents the difference between the fair market value of the Common Stock underlying the options as of the exercise date and the exercise price of the options.

Report of the Audit Committee to Stockholders

         The Audit Committee of the Board of Directors is currently comprised of three members of the Company's Board of Directors, each of whom possess the necessary qualifications pursuant to Nasdaq rules and regulations and is independent pursuant to the Nasdaq National Market's listing standards and in accordance with SEC rules. The Audit Committee operates under a written charter which is included in Appendix A. Among other things, the Audit Committee recommends to the Board that the Company's audited financial statements be included in the Annual Report on Form 10-K and recommends the selection of the independent registered public accounting firm to audit the Company's books and records. The Audit Committee met eight times during 2004 and held five executive sessions with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. The Audit Committee has:

     o reviewed and discussed, with the Company, all of the regulatory changes occurring during the past year including subsequent requirements related to the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission and NASD requirements;
     o reviewed and discussed the Company's audited financial statements for 2004 with management and with PricewaterhouseCoopers
         LLP;
     o reviewed and discussed management's selection, application and disclosure of critical accounting policies;
     o reviewed and discussed the adequacy of the Company's internal controls and accounting and financial personnel;
     o discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61, as amended (Codification for Statements on Auditing Standards);
     o discussed the process used by management in formulating accounting estimates and the basis for the registered public accounting firm's conclusions regarding the reasonableness of those estimates; and
     o received and discussed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

         Based on such review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2004 for filing with the SEC.

         Prior to approving PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2005, the Audit Committee considered whether PricewaterhouseCoopers LLP's provision of other than audit services is compatible with maintaining the registered public accounting firm's independence and has concluded that PricewaterhouseCoopers LLP meets the independence standards.

                                Audit Committee:
                           E. Mark Rajkowski, Chairman
                              Stuart B. Meisenzahl
                                Robert L. Tillman

Audit Fees and All Other Fees

         Audit Fees: PricewaterhouseCoopers LLP billed fees to the Company for fiscal years 2004 and 2003 of $176,000 and $67,000, respectively, for the audit of the Company's annual financial statements, including services required under the Sarbanes-Oxley Act of 2002 and review of Quarterly Reports on Form 10-Q.

         Audit-Related Fees: PricewaterhouseCoopers LLP billed the Company $21,000 and $0 in 2004 and 2003, respectively. Fees in 2004 relate to certain regulatory filings and consulting services.

         Tax-Related Fees: PricewaterhouseCoopers LLP billed $38,000 and $32,000 for tax-related services in 2004 and 2003, respectively. Fees paid in 2004 and 2003 related to compliance services.

         All Other Fees: PricewaterhouseCoopers LLP billed no other fees in 2004 and 2003.

         All audit, audit-related and tax fees paid in 2004 and 2003 were approved by the Audit Committee.

         Effective in 2003, the Audit committee established the following guidelines for securing non-audit services.

     o The Chairperson for the Committee can authorize management in advance to secure non-audit services costing up to $25,000 provided the Committee is informed on a timely basis of such commitment.

     o The Committee must pre-approve each non-audit service that is expected to cost in excess of $25,000.

Code of Business Conduct and Ethics

         The complete Code of Business Conduct and Ethics is available in the Investors section of the Company's Web site at www.pt.com.



Stock Performance Graph

         The following graph compares the cumulative total return on the Company's Common Stock at the end of each calendar year since December 31, 1999 to the Nasdaq Stock Market (U.S.) Index, and the Nasdaq Computer Manufacturer Index. The stock performance shown in the graph below is not intended to forecast or necessarily be indicative of future performance.

                            [GRAPHIC OMITTED]

                                PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of PricewaterhouseCoopers LLP served as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2004 and the Board of Directors has again selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. This selection will be presented to the stockholders for their ratification at the Meeting. The Board of Directors recommends a vote in favor of the proposal to ratify this selection and (unless otherwise directed therein) it is intended that the shares represented by the enclosed properly executed proxy will be voted FOR such proposal. If the stockholders do not ratify this selection, the Board of Directors may reconsider its choice.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. The representative will be given an opportunity to make a statement if he so desires and will be available to respond to appropriate questions concerning the audit of the Company's financial statements.





         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2






                           STOCKHOLDER COMMUNICATIONS

         The Board of Directors has established a process for stockholders to communicate with members of the Board. To communicate with the Board, or a member of the Board, stockholders should send their communications, in writing, to the attention of the Company's Corporate Secretary at the address shown on the cover of this Proxy Statement. The Corporate Secretary will forward stockholder communications to the Board or Board members, as appropriate, unless it is determined by the Corporate Secretary that a communication is frivolous or has been made by a stockholder in bad faith.


                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         In order for any stockholder proposal to be included in the Company's Proxy Statement to be issued in connection with the 2006 Annual Meeting of Stockholders, such proposal must be delivered to the Company no later than December 31, 2005. If the proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act, the Company will include the stockholder proposal in its proxy statement and place it on the form of proxy issued for the 2006 Annual Meeting of Stockholders. Stockholder proposals that are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act may be brought before the 2006 Annual Meeting of Stockholders only if written notice of the proposal is delivered to the Company's Secretary no earlier than March 6, 2006 and no later than April 5, 2006, and if the stockholder complies with all of the other provisions of Article II, Section 12 of the Company's By-laws. All such notices should be delivered to Stuart B. Meisenzahl, Secretary of Performance Technologies, Incorporated, 205 Indigo Creek Drive, Rochester, New York 14626.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

                                        By Order of the Board of Directors,

                                        /s/ Stuart B. Miesenzahl

                                        Stuart B. Meisenzahl
                                        Secretary to the Board

Dated at Rochester, New York
May 2, 2005

                                                                      Appendix A

                         PERFORMANCE TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER



Mission Statement

The Audit Committee (the "Committee") will, on behalf of the Board of Directors (the "Board"), have responsibility for oversight of reliable financial reporting, effective internal controls, compliance with regulatory matters, and compliance with appropriate ethical conduct.

In performing its duties, the Committee will maintain effective working relationships with the Board, management and the independent registered public accounting firm. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the business, operations, and risks of Performance Technologies, Inc. (the "Company").

Organization

         The Committee will be comprised of three or more directors as determined from time to time by the Board, each of whom will be independent as determined by the Board in accordance with the applicable rules of Nasdaq, the Securities and Exchange Commission ("SEC") and the Sarbanes-Oxley Act.

         The Board may, under exceptional and limited circumstances, act in the best interests of the Company and its stockholders by appointing a Committee member who is not an independent director; provided, however, the member shall not be a current employee of the Company or a family member of an employee of the Company. In such an instance, the Board shall disclose in its annual proxy statement the nature of the relationship and the reason(s) for appointing such individual as a Committee member. However, a member appointed under this exception may not serve more than two years and may not chair the Committee.

All members of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. The Committee has, and will continue to have, at least one member who has accounting or related financial management expertise such as that gained from past employment in finance or accounting, professional certification in accounting, or other comparable experience or background such as being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and who shall be an "audit committee financial expert" as defined by the SEC.

Meetings

Committee meetings will generally coincide with regular Board meetings. Topics at scheduled meetings will generally include:

     o   Review of the Annual and Quarterly Reports to be submitted to the SEC;
         and

     o Meetings with the independent registered public accounting firm to discuss the scope of the annual audit and to review the financial statements for the year and the results of the audit.

Roles and Responsibilities

Internal Control
----------------

     o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

     o Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

     o Focus on the extent to which the independent registered public accounting firm reviews computer systems and applications, and the security of such systems and applications;

     o Gain an understanding of whether internal control recommendations made by the independent registered public accounting firm have been implemented by management; and

     o Ensure that the independent registered public accounting firm keeps the Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

Financial Reporting

General
-------

     o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

     o Ask management and the external registered public accounting firm about significant risks and exposures and the plans to minimize such risks.

     o Discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

Annual Financial Statements
---------------------------

     o Review the annual consolidated financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

     o Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;

     o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting and disclosure of obsolete or slow-moving inventory; receivable losses; software capitalization and amortization; warranty liability; litigation reserves; and other commitments and contingencies;

     o Meet with management and independent registered public accounting firm to review the financial statements and the results of the audit;

     o Consider management's handling of proposed audit adjustments identified by the independent registered public accounting firm;

     o Review the MD&A and other sections of the Annual Report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations; and

     o Ensure that the independent registered public accounting firm communicates certain required matters to the Committee.

Interim Financial Statements
----------------------------

     o Be briefed on how management develops and summarizes quarterly financial information, the extent to which the independent registered public accounting firm reviews quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;

     o Meet with management to review the interim financial statements and the results of the review. (This may be done by the Committee chairperson or the entire Committee);

     o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management on whether:

         o Actual financial results for the quarter varied significantly from projected results;

         o Generally accepted accounting principles have been consistently applied;

         o There are any actual or proposed changes in accounting or financial reporting practices;

         o   There are any significant or unusual events or transactions;

         o The Company's financial and operating controls are functioning effectively;

         o The Company has complied with the terms of loan agreements or security indentures; and

         o The interim financial statements contain adequate and appropriate disclosures.

     o Ensure that the independent registered public accounting firm communicates certain required matters to the Committee, as is necessary.

Compliance with Laws and Regulations
------------------------------------

     o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

     o Periodically obtain updates from management, general counsel, and tax advisors regarding compliance;

     o Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and

     o Review the findings of any examinations by regulatory agencies such as the SEC.

Compliance with Ethical Conduct
-------------------------------

     o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of ethical conduct to the organization; and

     o   Periodically obtain updates from management regarding compliance.

External Audit
--------------

     o Be directly responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, with the understanding that each public accounting firm must report directly to the Committee;

     o Understand the independent registered public accounting firm's proposed audit scope and approach;

     o Review the performance of the independent registered public accounting firm; and

     o Review and confirm the independence of the independent registered public accounting firm by reviewing the non-audit services provided and the registered public accounting firm's assertion of their independence in accordance with professional standards.

Non-Audit Services
------------------

     o The Chairperson for the Committee can authorize the Company in advance to secure non-audit services costing up to $25,000 provided the Committee is informed on a timely basis of such commitment.

     o The Committee must pre-approve each non-audit service that is expected to cost in excess of $25,000.

Other Responsibilities
----------------------

     o Meet with the independent registered public accounting firm, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;

     o Ensure that significant findings and recommendations made by the independent registered public accounting firm are received and discussed on a timely basis;

     o Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements;

     o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

     o Authorize, when deemed necessary to carry out the duty of the Committee, the engagement of independent counsel and other advisors.

     o Ensure that appropriate funding is made available for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report, or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     o   Perform other oversight functions as requested by the full Board; and

     o Review, reassess the adequacy of, and update the charter on an annual basis; receive approval of changes from the Board.

Reporting Responsibilities
--------------------------

     o Regularly update the Board about Committee activities and make appropriate recommendations.